SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 25, 2004



                      MAGNITUDE INFORMATION SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)



            33-20432                                 75-2228828
     (COMMISSION FILE NUMBER)             (IRS EMPLOYER IDENTIFICATION NO.)


                 401 STATE ROUTE 24, CHESTER, NEW JERSEY 07930
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (908) 879-2722
                        (REGISTRANT'S TELEPHONE NUMBER)



                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.     OTHER EVENTS.

            ON JUNE 25, 2004, THE REGISTRANT ISSUED THE PRESS RELEASE ATTACHED AS EXHIBIT 99.1.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (C)   EXHIBITS

            99.1  PRESS RELEASE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.


                                           MAGNITUDE INFORMATION SYSTEMS, INC.

DATED: JUNE 25, 2004, 2004                 BY: /S/ JOERG H. KLAUBE
                                               ---------------------------------
                                               JOERG H. KLAUBE
                                               CHIEF FINANCIAL OFFICER

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